SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 17, 2003

VISTEON CORPORATION (Exact name of registrant as specified in its charter)

Delaware	1-15827	38-3519512

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17000 Rotunda Drive, Dearborn, Michigan		48120

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (800)-VISTEON

SIGNATURE
EXHIBIT INDEX
Press Release dated 10/17/03

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No.	Description

99.1	Press release dated October 17, 2003

Item 12. Results of Operations and Financial Condition.

     On October 17, 2003, we issued a press release concerning our Third Quarter 2003 financial results. The press release, filed as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION

Date:	October 17, 2003	By:	/s/Glenda J. Minor

Glenda J. Minor
Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description	Page

Exhibit 99.1	Press Release dated October 17, 2003